Exhibit 99.1

Vertex Announces Financial Results for Fourth Quarter and Full-Year 2020

KING OF PRUSSIA, PA – March 10, 2021: Vertex, Inc. (Nasdaq: VERX) (“Vertex” or the “Company”), a global provider of tax technology solutions, today announced financial results for its fourth quarter and full-year ended December 31, 2020.

“Our strong fourth quarter financial results underscore the value we are delivering to our customers and partners around the world,” said David DeStefano, Chief Executive Officer. “The investments we made throughout the year to scale our team, acquire world-class talent, and expand our global capabilities further position us to capture the significant market opportunities ahead.”

Fourth Quarter 2020 Financial Results

●	Total revenues of $99.5 million, up 15.7% year-over-year.
●	Software subscription revenues of $83.9 million, up 15.1% year-over-year.
●	Annual Recurring Revenue of $316.4 million, up 13.6% year-over-year.
●	Operating income of $2.5 million, compared to $4.1 million for the same period prior year. Non-GAAP operating income of $16.1 million, compared to $14.7 million for the same period prior year.
●	Net income of $0.2 million, compared to $4.7 million for the same period prior year. Non-GAAP net income of $12.3 million, compared to $14.2 million for the same period prior year.
●	Net income per basic and diluted Class A and Class B share was $0.00, compared to $0.04 for the same period prior year.
●	Non-GAAP diluted EPS was $0.08, compared to $0.11 for the same period prior year.
●	Adjusted EBITDA of $19.1 million, up 11.2% year-over-year. Adjusted EBITDA margin of 19.1%, compared to 19.9% for the same period prior year.
●	Cash provided by operating activities of $39.5 million, compared to $46.7 million for the same period prior year. Free cash flow of $30.9 million, compared to $34.8 million for the same period prior year.

Full-Year 2020 Financial Results

●	Total revenues of $374.7 million, up 16.5% year-over-year.
●	Software subscription revenues of $316.8 million, up 14.9% year-over-year.
●	Annual Recurring Revenue of $316.4 million, up 13.6% year-over-year.
●	Operating loss of $(104.8) million, compared to operating income of $31.9 million for the prior year. Non-GAAP operating income of $67.4 million, compared to $58.9 million for the prior year.
●	Net loss of $(78.9) million, compared to net income of $31.1 million for the prior year. Non-GAAP net income of $47.9 million, compared to $56.8 million for the prior year.
●	Net loss per basic and diluted Class A and Class B share was $(0.60), compared to net income per basic and diluted Class A share of $0.20 and $0.25, respectively, and net income per basic and diluted Class B share of $0.26 and $0.25, respectively, for the prior year.
●	Non-GAAP diluted EPS was $0.35, compared to $0.46 for the prior year.
●	Adjusted EBITDA of $78.4 million, up 15.4% year-over-year. Adjusted EBITDA margin of 20.9%, compared to 21.1% for the prior year.
●	Cash provided by operating activities of $59.5 million, compared to $92.5 million for the prior year. Free cash flow of $49.6 million, compared to $54.9 million for the prior year.

“We saw strong demand for our software and services from new and existing customers in the fourth quarter, as evidenced by our growth in total revenues, software subscription revenues and annual recurring revenues in both the fourth quarter and fiscal year as compared to 2019,” notes John Schwab, Chief Financial Officer. “The durability of our business model and operating discipline enabled accelerated investment in our technologies and go-to-market capacity while driving profitable growth.”

Definitions of certain key business metrics and the non-GAAP financial measures used in this press release and reconciliations of such measures to their nearest GAAP equivalents are included below under the headings “Definitions of Certain Key Business Metrics” and “Use and Reconciliation of Non-GAAP Financial Measures.”

Recent Business Highlights

●	Key Metrics: Ended 2020 with Annual Recurring Revenue per customer of over $78,000, compared to over $65,000 in prior year. Software subscription revenues from cloud-based subscriptions grew to 27.5% of total revenues in 2020, compared to 19.1% in prior year. Net Revenue Retention Rate was 106% in the fourth quarter of 2020 and has averaged 108% over the last four quarters.
●	Announced the availability of Vertex Indirect Tax Chain Flow Accelerator, an intelligent data visualization and mapping tool that streamlines the management of complex VAT scenarios associated with cross-border supply chain transactions.
●	Acquired edge-computing startup, Tellutax, on January 25, 2021, enabling the next generation of tax technology solutions to be delivered seamlessly at the point of need with increased scalability and simplified management.
●	Announced the hiring of Sal Visca as Chief Technology Officer, an executive who is a recognized innovator and leader of global technology teams in e-commerce, business intelligence and enterprise management software.

Financial Outlook

For the first quarter of 2021, the Company currently expects:

●	Revenues of $94.5 million to $96.5 million, representing growth of 5.9% to 8.1%.
●	Adjusted EBITDA of $15.5 million to $17.5 million, representing an increase of $0.2 million to $2.2 million.

For the full-year 2021, the Company currently expects:

●	Revenues of $401 million to $405 million, representing growth of 7.0% to 8.1%.
●	Adjusted EBITDA of $68 million to $72 million, representing a decrease of $6.4 million to $10.4 million. 2021 Adjusted EBITDA anticipates $2 million in increased operating expenses related to the acquisition of Tellutax in January 2021.

Certain non-GAAP financial measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP financial measures are not accessible on a forward-looking basis. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP financial measures for these periods but would not impact the non-GAAP financial measures. Such items may include stock-based compensation charges, depreciation and amortization of capitalized software costs and acquired intangible assets, severance, and other items. The unavailable information could have a significant impact on the Company’s GAAP financial results. The foregoing forward-looking statements reflect the Company’s expectations as of today's date. Given the number of risk factors, uncertainties and assumptions discussed below, actual results may differ materially. The Company does not intend to update its financial outlook until its next quarterly results announcement.

Important disclosures in this earnings release about and reconciliations of historical and forward-looking non-GAAP financial measures to the nearest corresponding GAAP equivalents are provided below under “Use and Reconciliation of Non-GAAP Financial Measures.”

Conference Call and Webcast Information

Vertex will host a conference call to discuss the fourth quarter and full-year 2020 financial results on March 10, 2021 at 8:30 a.m. Eastern Time (“ET”). The conference call can be accessed live over the phone by dialing 1-877-407-4018, or for international callers 1-201-689-8471. A replay will be available from 11:30 a.m. ET on March 10, 2021, through March 24, 2021, by dialing 1-844-512-2921, or for international callers 1-412-317-6671. The replay passcode will be 13715702.

The call will also be webcast live from Vertex’s investor relations website at https://ir.vertexinc.com. Following the completion of the call, a recorded replay of the webcast will be available on the website.

About Vertex

Vertex, Inc. is a leading global provider of indirect tax software and solutions. The Company’s mission is to deliver the most trusted tax technology enabling global businesses to transact, comply and grow with confidence. Vertex provides cloud-based and on-premise solutions that can be tailored to specific industries for every major line of indirect tax, including sales and consumer use, value added and payroll. Headquartered in North America, and with offices in South America and Europe, Vertex employs over 1,200 professionals and serves companies across the globe. More information can be found at www.vertexinc.com.

Forward Looking Statements

Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. Forward-looking statements are based on Vertex management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: potential effects on our business of the COVID-19 pandemic; our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; our ability to sustain and expand revenues, maintain profitability, and to effectively manage our anticipated growth; our ability to identify acquisition targets and to successfully integrate and operate acquired businesses; our ability to maintain and expand our strategic relationships with third parties; and the other factors described under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and the Company’s subsequent filings with the Securities Exchange Commission (“SEC”). Copies of each filing may be obtained from the Company or the SEC.

All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Definitions of Certain Key Business Metrics

Annual Recurring Revenue (“ARR”)

We derive the vast majority of our revenues from recurring software subscriptions. We believe ARR provides us with visibility to our projected software subscription revenues in order to evaluate the health of our business. Because we recognize subscription revenues ratably, we believe investors can use ARR to measure our expansion of existing customer revenues, new customer activity, and as an indicator of future software subscription revenues. ARR is based on monthly recurring revenues (“MRR”) from software subscriptions for the most recent month at period end, multiplied by twelve. MRR is calculated by dividing the software subscription price, inclusive of discounts, by the number of subscription covered months. MRR only includes customers with MRR at the end of the last month of the measurement period.

Net Revenue Retention Rate (“NRR”)

We believe that our NRR provides insight into our ability to retain and grow revenues from our customers, as well as their potential long-term value to us. We also believe it demonstrates to investors our ability to expand existing customer revenues, which is one of our key growth strategies. Our NRR refers to the ARR expansion during the 12 months of a reporting period for all customers who were part of our customer base at the beginning of the reporting period. Our NRR calculation takes into account any revenues lost from departing customers or customers who have downgraded or reduced usage, as well as any revenue expansion from migrations, new licenses for additional products or contractual and usage-based price changes.

Use and Reconciliation of Non-GAAP Financial Measures

In addition to our results determined in accordance with accounting principles generally accepted in the U.S. (“GAAP”), we have calculated non-GAAP cost of revenues, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP selling and marketing expense, non-GAAP general and administrative expense, non-GAAP operating income, non-GAAP net income, non-GAAP diluted EPS, Adjusted EBITDA, Adjusted EBITDA margin, free cash flow and free cash flow margin, which are each non-GAAP financial measures. We have provided tabular reconciliations of each of these non-GAAP financial measures to its most directly comparable GAAP financial measure.

Management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, and to evaluate financial performance and liquidity. Our non-GAAP financial measures are presented as supplemental disclosure as we believe they provide useful information to investors and others in understanding and evaluating our results, prospects, and liquidity period-over-period without the impact of certain items that do not directly correlate to our operating performance and that may vary significantly from period to period for reasons unrelated to our operating performance, as well as comparing our financial results to those of other companies. Our definitions of these non-GAAP financial measures may differ from similarly titled measures presented by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, the financial information prepared in accordance with GAAP financial measures, and should be read in conjunction with the consolidated financial statements included in our Annual Report on Form 10-K to be filed with the SEC.

We calculate these non-GAAP financial measures as follows:

●	Non-GAAP cost of revenues, software subscriptions is determined by adding back to GAAP cost of revenues, software subscriptions, the stock-based compensation expense, and depreciation and amortization of capitalized software costs and acquired intangible assets included in cost of revenues for the respective periods.
●	Non-GAAP cost of revenues, services is determined by adding back to GAAP cost of revenues, services, the stock-based compensation expense included in cost of revenues for the respective periods.
●	Non-GAAP gross profit is determined by adding back to GAAP gross profit the stock-based compensation expense, and depreciation and amortization of capitalized software costs and acquired intangible assets included in cost of revenues for the respective periods.
●	Non-GAAP gross margin is determined by adding back to GAAP gross margin the impact of stock-based compensation expense, and depreciation and amortization of capitalized software costs and acquired intangible assets included in cost of revenues as a percentage of revenues for the respective periods.
●	Non-GAAP research and development expense and non-GAAP general and administrative expenses are determined by adding back to GAAP research and development expense and GAAP general and administrative expense the stock-based compensation expense and severance expense included in the applicable expense categories for the respective periods.
●	Non-GAAP selling and marketing expense is determined by adding back to GAAP selling and marketing expense the stock-based compensation expense and the amortization of acquired intangible assets included in selling and marketing expense for the respective periods.
●	Non-GAAP operating income is determined by adding back to GAAP operating income (loss) the stock-based compensation expense, depreciation and amortization of capitalized software costs and acquired intangible assets, and severance expense included in GAAP operating income (loss) for the respective periods.
●	Non-GAAP net income is determined by adding back to GAAP income (loss) before income taxes the stock-based compensation expense, depreciation and amortization of capitalized software costs and acquired intangible assets – cost of subscription revenues, amortization of acquired intangible assets – selling and marketing expense, and severance expense included in GAAP income (loss) before income taxes for the respective periods to determine non-GAAP income (loss) before income taxes. Non-GAAP income (loss) before income taxes is then adjusted for income taxes calculated using the respective statutory tax rates for applicable jurisdictions, which for purposes of this determination were assumed to be 25.5% and 2.0% for 2020 and 2019, respectively.
●	Non-GAAP net income per diluted share of Class A and Class B common stock (“Non-GAAP diluted EPS”) is determined by dividing non-GAAP net income by the weighted average shares outstanding of all classes of common stock, inclusive of the impact of common stock equivalents to purchase such common stock, including stock options, restricted stock awards, restricted stock units and ESPP shares.
●	Adjusted EBITDA is determined by adding back to GAAP net income (loss) the net interest (income) or expense, income tax expense (benefit), depreciation and amortization of property and equipment, depreciation and amortization of capitalized software costs and acquired intangible assets – cost of subscription revenues, amortization of acquired intangible assets – selling and marketing expense, asset impairments, stock-based compensation expense, severance expense and transaction costs included in GAAP net income (loss) for the respective periods.
●	Adjusted EBITDA margin is determined by dividing Adjusted EBITDA by total revenues for the respective periods.
●	Free cash flow is determined by adjusting net cash provided by operating activities by adding back cash used for the redemption of converted stock appreciation rights redeemed in connection with the initial public offering and reducing it for purchases of property and equipment and capitalized software additions for the respective periods.
●	Free cash flow margin is determined by dividing free cash flow by total revenues for the respective periods.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

Vertex, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

	December 31,
(In thousands, except per share data)	2020	2019
Assets
Current assets:
Cash and cash equivalents	$303,051	$75,903
Funds held for customers	9,222	7,592
Accounts receivable, net of allowance of $8,592, and $7,515	77,159	70,367
Advances to stockholders	—	—
Prepaid expenses and other current assets	13,259	11,695
Total current assets	402,691	165,557
Property and equipment, net of accumulated depreciation	56,557	54,727
Capitalized software, net of accumulated amortization	31,989	32,075
Goodwill and other intangible assets	18,711	—
Deferred commissions	11,743	11,196
Deferred income tax asset	29,974	219
Other assets	3,263	849
Total assets	$554,928	$264,623

Liabilities and Equity
Current liabilities:
Current portion of long-term debt	$882	$50,804
Accounts payable	8,876	10,729
Accrued expenses	19,176	13,308
Distributions payable	2,700	13,183
Customer funds obligations	9,235	7,553
Accrued salaries and benefits	17,326	15,195
Accrued variable compensation	22,372	22,237
Deferred compensation, current	2,057	8,935
Deferred revenue	207,560	191,745
Deferred rent and other	939	840
Future acquisition commitment, current	845	—
Total current liabilities	291,968	334,529
Deferred compensation, net of current portion	5,010	18,530
Deferred revenue, net of current portion	14,702	14,046
Long-term debt, net of current portion	225	682
Future acquisition commitment, net of current portion	8,905	—
Deferred other liabilities	8,632	9,268
Total liabilities	329,442	377,055
Commitments and contingencies
Options for redeemable shares	—	17,344
Stockholders' equity (deficit):
Preferred shares, $0.001 par value, 30,000 and 0 shares authorized; 0 and 0 shares issued and outstanding	—	—
Class A voting common stock, $0.001 par value, 0 and 600 shares authorized; 0 and 300 shares issued; 0 and 147 shares outstanding	—	—
Class B non-voting common stock, $0.001 par value, 0 and 299,400 shares authorized; 0 and 162,297 shares issued; 0 and 120,270 shares outstanding	—	54
Class A voting common stock, $0.001 par value, 300,000 and 0 shares authorized; 26,327 and 0 shares issued and outstanding	26	—
Class B voting common stock, $0.001 par value, 150,000 and 0 shares authorized; 120,117 and 0 shares issued and outstanding	120	—
Additional paid in capital	206,541	—
Retained earnings (accumulated deficit)	21,926	(90,701)
Accumulated other comprehensive loss	(3,127)	(491)
Treasury stock	—	(38,638)
Total stockholders' equity (deficit)	225,486	(129,776)
Total liabilities and equity	$554,928	$264,623

Vertex, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income (Loss)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2020	2019	2020	2019

Revenues:
Software subscriptions	$83,919	$72,937	$316,763	$275,629
Services	15,625	13,135	57,902	45,871
Total revenues	99,544	86,072	374,665	321,500
Cost of revenues:
Software subscriptions	25,830	20,769	105,676	77,259
Services	10,382	9,503	59,711	33,119
Total cost of revenues	36,212	30,272	165,387	110,378
Gross profit	63,332	55,800	209,278	211,122
Operating expenses:
Research and development	11,143	8,508	54,340	30,557
Selling and marketing	21,118	18,963	99,418	68,127
General and administrative	25,620	21,656	149,057	71,014
Depreciation and amortization	2,909	2,468	11,018	8,996
Other operating expense, net	49	101	203	573
Total operating expenses	60,839	51,696	314,036	179,267
Income (loss) from operations	2,493	4,104	(104,758)	31,855
Interest (income) expense, net	(313)	149	3,111	953
Income (loss) before income taxes	2,806	3,955	(107,869)	30,902
Income tax expense (benefit)	2,576	(755)	(28,932)	(155)
Net income (loss)	230	4,710	(78,937)	31,057
Other comprehensive (income) loss from foreign currency translation adjustments and revaluations, net of tax	(876)	(181)	2,636	(5)
Total comprehensive income (loss)	$1,106	$4,891	$(81,573)	$31,062

Net income (loss) attributable to Class A stockholders, basic	$41	$3	$(6,660)	$23
Net income (loss) per Class A share, basic	$0.00	$0.04	$(0.60)	$0.20
Weighted average Class A common stock, basic	25,888	73	11,096	118
Net income (loss) attributable to Class A stockholders, diluted	$53	$142	$(6,660)	$965
Net income (loss) per Class A share, diluted	$0.00	$0.04	$(0.60)	$0.25
Weighted average Class A common stock, diluted	35,754	3,754	11,096	3,861

Net income (loss) attributable to Class B stockholders, basic	$189	$4,707	$(72,277)	$31,034
Net income (loss) per Class B share, basic	$0.00	$0.04	$(0.60)	$0.26
Weighted average Class B common stock, basic	120,411	120,417	120,415	120,417
Net income (loss) attributable to Class B stockholders, diluted	$177	$4,568	$(72,277)	$30,092
Net income (loss) per Class B share, diluted	$0.00	$0.04	$(0.60)	$0.25
Weighted average Class B common stock, diluted	120,411	120,417	120,415	120,417

Vertex, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands)	2020	2019	2020	2019
Cash flows from operating activities:
Net income (loss)	$230	$4,710	$(78,937)	$31,057
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	8,629	7,038	32,215	25,190
Provision for subscription cancellations and non-renewals, net of deferred allowance	207	1,259	259	1,232
Amortization of deferred financing costs	17	67	373	266
Write-off of deferred financing costs	36	—	1,387	—
Stock-based compensation expense	7,014	5,530	147,904	9,460
Deferred income tax provision (benefit)	2,361	(848)	(29,643)	(848)
Redemption of converted SARs	—	—	(22,889)	—
Other	21	(8)	107	43
Changes in operating assets and liabilities:
Accounts receivable	(10,905)	(13,126)	(6,762)	(10,116)
Prepaid expenses and other current assets	2,791	455	(1,541)	(809)
Deferred commissions	(1,371)	(2,113)	(547)	(2,366)
Accounts payable	(3,035)	3,740	(1,842)	3,868
Accrued expenses	3,186	4,306	4,568	2,539
Accrued and deferred compensation	4,767	9,515	(632)	5,318
Deferred revenue	25,808	26,115	17,557	27,168
Other	(257)	59	(2,034)	496
Net cash provided by operating activities	39,499	46,699	59,543	92,498
Cash flows from investing activities:
Acquisition of business, net of cash acquired	748	—	(11,570)	—
Property and equipment additions	(5,973)	(7,024)	(20,955)	(20,339)
Capitalized software additions	(2,604)	(4,876)	(11,850)	(17,221)
Net cash used in investing activities	(7,829)	(11,900)	(44,375)	(37,560)
Cash flows from financing activities:
Net increase in customer funds obligations	523	3,053	1,681	4,276
Proceeds from line of credit	—	—	12,500	—
Principal payments on line of credit	—	—	(12,500)	—
Proceeds from long-term debt	—	—	175,000	—
Principal payments on long-term debt	(222)	(1,227)	(226,251)	(5,566)
Payments for deferred financing costs, net	—	—	(2,436)	—
Proceeds from issuance of shares in connection with offering	—	—	423,024	—
Payments for offering costs	—	—	(6,222)	—
Payments for taxes on exercised options	(2,814)	184	(14,813)	—
Purchase of treasury stock	—	(841)	—	(841)
Proceeds from purchases of stock under ESPP	957	—	957	—
Proceeds from exercise of stock options	2,785	—	8,808	68
Distributions to stockholders	(32)	(6,314)	(146,116)	(28,566)
Net cash provided by (used in) financing activities	1,197	(5,145)	213,632	(30,629)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	390	188	(22)	12
Net increase in cash, cash equivalents and restricted cash	33,257	29,842	228,778	24,321
Cash, cash equivalents and restricted cash, beginning of period	279,016	53,653	83,495	59,174
Cash, cash equivalents and restricted cash, end of period	$312,273	$83,495	$312,273	$83,495
Reconciliation of cash, cash equivalents and restricted cash to the Consolidated Balance Sheets, end of period:
Cash and cash equivalents	$303,051	$75,903	$303,051	$75,903
Restricted cash—funds held for customers	9,222	7,592	9,222	7,592
Total cash, cash equivalents and restricted cash, end of period	$312,273	$83,495	$312,273	$83,495

Vertex, Inc. and Subsidiaries

Summary of Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands, except per share data)	2020	2019	2020	2019
Non-GAAP cost of revenues, software subscriptions	$19,497	$15,646	$69,992	$60,119
Non-GAAP cost of revenues, services	$9,629	$8,675	$38,239	$31,700
Non-GAAP gross profit	$70,418	$61,751	$266,434	$229,681
Non-GAAP gross margin	70.7%	71.7%	71.1%	71.4%
Non-GAAP research and development expense	$10,449	$7,955	$39,646	$29,611
Non-GAAP selling and marketing expense	$19,659	$17,855	$69,691	$66,235
Non-GAAP general and administrative expense	$21,208	$18,708	$78,502	$65,349
Non-GAAP operating income	$16,144	$14,664	$67,374	$58,917
Non-GAAP net income	$12,260	$14,225	$47,876	$56,805
Non-GAAP diluted EPS	$0.08	$0.11	$0.35	$0.46
Adjusted EBITDA	$19,053	$17,132	$78,392	$67,913
Adjusted EBITDA margin	19.1%	19.9%	20.9%	21.1%
Free cash flow	$30,922	$34,799	$49,627	$54,938
Free cash flow margin	31.1%	40.4%	13.2%	17.1%

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands)	2020	2019	2020	2019
Non-GAAP Cost of Revenues, Software Subscriptions:
Cost of revenues, software subscriptions	$25,830	$20,769	$105,676	$77,259
Stock-based compensation expense	(661)	(553)	(14,663)	(946)
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues	(5,672)	(4,570)	(21,021)	(16,194)
Non-GAAP cost of revenues, software subscriptions	$19,497	$15,646	$69,992	$60,119

Non-GAAP Cost of Revenues, Services:
Cost of revenues, services	$10,382	$9,503	$59,711	$33,119
Stock-based compensation expense	(753)	(828)	(21,472)	(1,419)
Non-GAAP cost of revenues, services	$9,629	$8,675	$38,239	$31,700

Non-GAAP Gross Profit:
Gross profit	$63,332	$55,800	$209,278	$211,122
Stock-based compensation expense	1,414	1,381	36,135	2,365
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues	5,672	4,570	21,021	16,194
Non-GAAP gross profit	$70,418	$61,751	$266,434	$229,681

Non-GAAP Gross Margin:
Gross margin	63.6%	64.8%	55.9%	65.7%
Stock-based compensation expense as a percentage of revenues	1.4%	1.6%	9.6%	0.7%
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues as a percentage of revenues	5.7%	5.3%	5.6%	5.0%
Non-GAAP gross margin	70.7%	71.7%	71.1%	71.4%

Non-GAAP Research and Development Expense:
Research and development expense	$11,143	$8,508	$54,340	$30,557
Stock-based compensation expense	(694)	(553)	(14,694)	(946)
Non-GAAP research and development expense	$10,449	$7,955	$39,646	$29,611

Non-GAAP Selling and Marketing Expense:
Selling and marketing expense	$21,118	$18,963	$99,418	$68,127
Stock-based compensation expense	(1,411)	(1,108)	(29,551)	(1,892)
Amortization of acquired intangible assets – selling and marketing expense	(48)	—	(176)	—
Non-GAAP selling and marketing expense	$19,659	$17,855	$69,691	$66,235

Non-GAAP General and Administrative Expense:
General and administrative expense	$25,620	$21,656	$149,057	$71,014
Stock-based compensation expense	(3,495)	(2,488)	(67,524)	(4,257)
Severance expense	(917)	(460)	(3,031)	(1,408)
Non-GAAP general and administrative expense	$21,208	$18,708	$78,502	$65,349

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share data)	2020	2019	2020	2019
Non-GAAP Operating Income:
Income (loss) from operations	$2,493	$4,104	$(104,758)	$31,855
Stock-based compensation expense	7,014	5,530	147,904	9,460
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	5,672	4,570	21,021	16,194
Amortization of acquired intangible assets – selling and marketing expense	48	—	176	—
Severance expense	917	460	3,031	1,408
Non-GAAP operating income	$16,144	$14,664	$67,374	$58,917

Non-GAAP Net Income:
Income (loss) before income taxes	$2,806	$3,955	$(107,869)	$30,902
Stock-based compensation expense	7,014	5,530	147,904	9,460
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	5,672	4,570	21,021	16,194
Amortization of acquired intangible assets – selling and marketing expense	48	—	176	—
Severance expense	917	460	3,031	1,408
Non-GAAP income before income taxes	16,457	14,515	64,263	57,964
Income tax adjustment at statutory rate	4,197	290	16,387	1,159
Non-GAAP net income	$12,260	$14,225	$47,876	$56,805

Non-GAAP Diluted EPS:
Non-GAAP net income	$12,260	$14,225	$47,876	$56,805
Weighted average Class A and B common stock, diluted	158,065	124,171	138,670	124,278
Non-GAAP diluted EPS	$0.08	$0.11	$0.35	$0.46

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands)	2020	2019	2020	2019
Adjusted EBITDA:
Net income (loss)	$230	$4,710	$(78,937)	$31,057
Interest (income) expense, net	(313)	149	3,111	953
Income tax expense (benefit)	2,576	(755)	(28,932)	(155)
Depreciation and amortization - property and equipment	2,909	2,468	11,018	8,996
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	5,672	4,570	21,021	16,194
Amortization of acquired intangible assets - selling and marketing expense	48	—	176	—
Stock-based compensation expense	7,014	5,530	147,904	9,460
Severance expense	917	460	3,031	1,408
Adjusted EBITDA	$19,053	$17,132	$78,392	$67,913

Adjusted EBITDA Margin:
Total revenues	$99,544	$86,072	$374,665	$321,500
Adjusted EBITDA margin	19.1%	19.9%	20.9%	21.1%

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in thousands)	2020	2019	2020	2019
Free Cash Flow:
Cash provided by operating activities	$39,499	$46,699	$59,543	$92,498
Redemption of converted SARs	—	—	22,889	—
Property and equipment additions	(5,973)	(7,024)	(20,955)	(20,339)
Capitalized software additions	(2,604)	(4,876)	(11,850)	(17,221)
Free cash flow	$30,922	$34,799	$49,627	$54,938

Free Cash Flow Margin:
Total revenues	$99,544	$86,072	$374,665	$321,500
Free cash flow margin	31.1%	40.4%	13.2%	17.1%

Investor Contact:
Ankit Hira or Ed Yuen
Solebury Trout for Vertex, Inc.
ir@vertexinc.com
610.312.2890

Media Contact:

Tricia Schafer-Petrecz

Vertex, Inc.

tricia.schafer-petrecz@vertexinc.com

484.595.6142